BLACKROCK FUNDS III

BlackRock Cash Funds: Treasury

BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BlackRock Summit Cash Reserves Fund

BLACKROCK FUNDSSM

Circle Reserve Fund

BLACKROCK SERIES FUND, INC.

BlackRock Government Money Market Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Government Money Market V.I. Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated March 28, 2024 to the Prospectuses and Statement of Additional Information of each Fund

Effective on April 2, 2024, each Fund will be required to increase its minimum levels, at the time of purchase, of daily and weekly liquid assets from at least 10% and 30%, respectively, to at least 25% and 50%, respectively.

Shareholders should retain this Supplement for future reference.

PRSAI-MMGOV-0324SUP